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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                  ------------




                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):      August 29, 1996
                                                       ---------------
                                (August 28, 1996)
                                -----------------



                          EAGLE-PICHER INDUSTRIES, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)



          OHIO                        1-1499                  31-0268670
 ---------------------------        ------------            -----------------
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)             Identification
                                                             Number)



        580 Walnut St., 13th Floor, P.O. Box 779, Cincinnati, Ohio 45201
- --------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code:  513-721-7010
                                                     ------------



                                (Not Applicable)
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5.  Other Events.
         -------------


         On August 28, 1996, Eagle-Picher Industries, Inc. and seven of its domestic subsidiaries filed a Third Amended Consolidated Plan of Reorganization (the "Plan") and an accompanying proposed Disclosure Statement in their chapter 11 cases. These cases are pending before the United States Bankruptcy Court for the Southern District of Ohio, Western Division, under the caption, IN RE EAGLE-PICHER INDUSTRIES, INC., ET AL., Consolidated Case No. 1-91-00100. The Bankruptcy Court entered an order approving the Disclosure Statement, requiring that voting on the Plan be completed by November 4, 1996, and setting a hearing to consider confirmation of the Plan for November 13, 1996. The basic elements of the Plan are discussed in the News Release dated August 28, 1996, which is attached hereto as Exhibit 20 and incorporated by reference into this Item 5.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          EAGLE-PICHER INDUSTRIES, INC.
                                                   (Registrant)




Date:  August 29, 1996                    By:   /s/James A. Ralston
                                               --------------------
                                                  James A. Ralston
                                               Vice President, General
                                                Counsel and Secretary




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                                  EXHIBIT INDEX



Exhibit Number                                                          Page
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
      20                                                                  5



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